Exhibit 10.10

                        ADDENDUM DATED FEBRUARY 28, 2007
                                     TO THE
                               PROMISSORY NOTE AND
                               SECURITY AGREEMENT
                             DATED FEBRUARY 28, 2007
                    BETWEEN SIBLING ENTERTAINMENT GROUP, INC.
                                       AND
                               MOTIVATED MINDS LLC

      The PROMISSORY NOTE AND SECURITY AGREEMENT dated February 28, 2007 (the "Loan Agreement") between Sibling Entertainment Group Inc. (the "Company") and MOTIVATED MINDS LLC, 1819 East Morten Ave., Suite 180, Phoenix, AZ 85028 (the "Holder") is hereby amended as follows:

1. The Company is a 1933 Act Company and not a 1934 Act Company. Therefore, Paragraph 26, Part II - Representations of Sibling Entertainment Group, Inc., subparagraph (b) is deleted in its entirety and the following is substituted in lieu thereof:

      "(b) SEGI is a reporting company pursuant to Section (g) of the Securities Act of 1933;"

2. The Company is still in process of filing its 10-QSB for the period ending December 31, 2006. Therefore, Paragraph 26, Part II - Representations of Sibling Entertainment Group, Inc., subparagraph (c) is deleted in its entirety and the following is substituted in lieu thereof:

      "(c) SEGI has timely filed and is current on all reports required to be filed by it pursuant to Section 13 of the Securities Act of 1933, except Form 10-QSB for the period ending December 31, 2006;"

3. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Loan Agreement.

4. Except as specifically amended hereby, the terms and conditions of the Loan Agreement remain in full force and effect.

      IN WITNESS WHEREOF, each of the Company and the Holder has caused this Addendum to the Loan Agreement to be executed and delivered as of this 28th day of February, 2007.

ACCEPTED AND AGREED TO BY:

Sibling Entertainment Group, Inc.           MOTIVATED MINDS LLC


By:   /s/ Mitchell Maxwell                  By:  /s/ Ira Gaines
   ----------------------------------          -------------------------------
   Mitchell Maxwell, President                   Ira Gaines, Managing Member